                       INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.     )
Filed by the Registrant /X/
Filed by a Party other than the Registrant  / /
Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Section 240.14a-12

                            TIMBER LODGE STEAKHOUSE, INC.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)


                                         N/A
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    /X/  No fee required.
    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

    (1)  Title of each class of securities to which transaction applies:

                                         N/A
--------------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transactions applies:

                                         N/A
--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                         N/A
--------------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

                                         N/A
--------------------------------------------------------------------------------

    (5)  Total fee paid:

                                         N/A
--------------------------------------------------------------------------------

    / /  Fee paid previously with preliminary materials.
    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1)  Amount Previously Paid:

                                         N/A
--------------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

                                         N/A
--------------------------------------------------------------------------------

    (3)  Filing Party:

                                         N/A
--------------------------------------------------------------------------------

    (4)  Date Filed:

                                         N/A
--------------------------------------------------------------------------------

                            TIMBER LODGE STEAKHOUSE, INC.



                                                                  April 18, 1997


TO:  THE SHAREHOLDERS OF TIMBER LODGE STEAKHOUSE, INC.

    You are cordially invited to attend the Annual Meeting of Shareholders of Timber Lodge Steakhouse, Inc., to be held on May 21, 1997, at 10:00 a.m. at the Timber Lodge Steakhouse, 5500 Excelsior Boulevard, St. Louis Park, Minnesota. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy Card and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

    If you intend to vote in person at the meeting and your shares are held in your brokerage account, you must provide the Company with a legal proxy from your broker authorizing you to vote your shares. You may obtain such legal proxy from your broker by indicating on the documents to be mailed to you by your broker, that you plan to vote your shares in person.

    On behalf of your Board of Directors and employees, thank you for your continued support of Timber Lodge Steakhouse, Inc.

                                  Very truly yours,

                                  /s/ Dermot F. Rowland


                                  Dermot F. Rowland,
                                  CHAIRMAN OF THE BOARD AND
                                  CHIEF EXECUTIVE OFFICER

                            TIMBER LODGE STEAKHOUSE, INC.
                               4021 Vernon Avenue South
                           St. Louis Park, Minnesota 55416

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                     MAY 21, 1997


TO:  The Shareholders of Timber Lodge Steakhouse, Inc.:

    The Annual Meeting of Shareholders of Timber Lodge Steakhouse, Inc. (the "Company"), will be held on May 21, 1997 at 10:00 a.m. at the Timber Lodge Steakhouse, 5500 Excelsior Boulevard, St. Louis Park, Minnesota.

    The items of business are:

    1.   To set the number of members of the Board of Directors at four;
    2. To elect four members of the Company's Board of Directors, each to hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;
    3. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and
    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 1, 1997, as the record date for the determination of shareholders entitled to vote at the meeting and any adjournment thereof.

    THIS NOTICE, THE PROXY STATEMENT AND THE ENCLOSED PROXY CARD ARE SENT TO YOU BY ORDER OF THE BOARD OF DIRECTORS.

                                  /s/ Dermot F. Rowland

April 18, 1997                    Dermot F. Rowland,
St. Louis Park, Minnesota         SECRETARY


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                            TIMBER LODGE STEAKHOUSE, INC.
                               4021 Vernon Avenue South
                           St. Louis Park, Minnesota 55416

                                 --------------------

                                   PROXY STATEMENT

                                 --------------------

                            ANNUAL MEETING OF SHAREHOLDERS

                                     MAY 21, 1997

                      PROXY SOLICITED BY THE BOARD OF DIRECTORS

    This Proxy Statement is furnished to the record holders of shares of Common Stock of Timber Lodge Steakhouse, Inc., a Minnesota corporation (the "Company"), as of the close of business on April 1, 1997, by order of the Board of Directors. This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the proxy for the Annual Meeting of Shareholders to be held on May 21, 1997, at 10:00 a.m., at the Timber Lodge Steakhouse, 5500 Excelsior Boulevard, St. Louis Park, Minnesota. A shareholder giving a proxy may revoke the same at any time prior to commencement of the Annual Meeting of Shareholders by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new written appointment of a proxy with an officer of the Company. This Proxy Statement is expected to be first mailed to shareholders on or about April 18, 1997.

    The Annual Meeting of Shareholders has been called for the purpose of setting the number of members of the Board of Directors at four, electing four persons to serve as members of the Board of Directors until the next annual meeting of the Company's shareholders and ratifying the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997. All properly executed Proxy Cards received at or prior to the commencement of the meeting will be voted at the meeting. If a shareholder directs how the proxy is to be voted with respect to the business coming before the meeting, the proxy will be voted in accordance with the shareholder's directions. If a shareholder does not direct how a proxy is to be voted, it will be voted FOR setting the number of members of the Board of Directors at four, FOR electing management's nominees as members of the Company's Board of Directors, FOR ratifying the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997, and, with respect to any other business that may properly come before the meeting, at the discretion of the persons named as proxies in the Proxy Card.

                         OUTSTANDING SHARES AND VOTING RIGHTS

    At the close of business on April 1, 1997, the record date for the Annual Meeting of Shareholders, there were 3,607,581 shares of Common Stock outstanding. The Company's only authorized and outstanding class of capital stock is Common Stock. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted. Abstentions and broker non-votes (brokers failing to vote shares of the Company's Common Stock held in nominee name for customers by proxy) will be treated as present at the meeting for purposes of determining the existence of a quorum. With respect to any matter brought to a vote at the meeting, abstentions will be treated as shares entitled to vote and broker non-votes will be treated as shares not entitled to vote.

    A list of those shareholders entitled to vote at the Annual Meeting of Shareholders will be available for a period of ten days prior to the meeting for examination by any shareholder at the Company's principal executive offices, 4021 Vernon Avenue South, St. Louis Park, Minnesota, and will also be available at the Annual Meeting of Shareholders.

    A copy of the Company's 1996 Annual Report to Shareholders, which includes the financial statements of the Company for the fiscal year ended January 1, 1997, is enclosed.

                                ELECTION OF DIRECTORS

                             (PROPOSALS NO. 1 AND NO. 2)

    The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors for the ensuing year; provided, however, that the number may be increased by resolution of the Board of Directors. The number of directors is currently set at four. The Board of Directors recommends that the number of directors be set at four for the coming year and that the nominees named below be elected to the Company's Board of Directors. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified.

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting of Shareholders and entitled to vote is required for approval of the proposals to set the number of directors at four and to elect the proposed nominees for director.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SETTING THE NUMBER OF DIRECTORS AT FOUR AND FOR ELECTING THE NOMINEES FOR DIRECTOR SET FORTH BELOW.

    All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, age, positions held with the Company, initial year of service as a director and description of business experience of each nominee are as follows:

      Name              Age            Company Position           Director Since
----------------------  ---       ------------------------------- --------------

Dermot F. Rowland       59        Chairman of the Board, Chief        1989
                                  Executive Officer and Secretary
Laurence F. LeJeune(1)  60        Director                            1991
John P. Uphoff(1)       65        Director                            1994
Peter S. Bedzyk         46        Executive Vice President of         1996
                                  Operations, Chief Operations
                                  Officer and Director
-------------------------
(1) Member of the Audit Committee and the Compensation Committee

    DERMOT F. ROWLAND, a founder of the Company, has served as Chairman of the Board, Chief Executive Officer, Secretary and as a Director of the Company since 1989. Prior to establishing the Company, Mr. Rowland was involved in the formation and management of Homestyle Buffet, Inc., which subsequently changed its name to Staceys Buffet Inc. ("Staceys"). Staceys, based in Largo, Florida, develops and operates buffet restaurants. He co-founded Staceys in 1986 and served as its President and Chief Executive Officer from 1986 to 1987. In 1987, he became its Chairman of the Board and continued as a consultant and Director until 1991.

    LAURENCE F. LEJEUNE has, since 1981, been the owner, and has served as Chairman of the Board, of LeJeune Investment, Inc., a corporate holding company which operates Carousel Automobiles and Maplewood Imports, both of which are automobile dealerships located in the Minneapolis-St. Paul metropolitan area. He served as President and Chief Executive Officer of L.L. LeJeune Co., a Minneapolis-based structural steel fabricator, from 1967 to 1989. Mr. LeJeune currently serves as a Director of Vaughn Communications, Inc. based in Edina, Minnesota, which provides video duplication services and broadcast video equipment rental.

    JOHN P. UPHOFF has served since 1993 as President and Chief Executive Officer of Uphoff Capital Management, Inc., an investment firm. He also is active as a private investor. Mr. Uphoff served as Senior Vice President and a Director of Leisure Research for Raymond James & Associates, Inc. from 1984 to 1993. Prior to 1984, he served as President and Chief Executive Officer of Uppy's Family Restaurants, Inc., a chain of multi-concept restaurants located in Wisconsin and Florida. Mr. Uphoff currently serves as a Director of Monarch Casino & Resort, Inc., a publicly-held gaming company based in Reno, Nevada.

    PETER S. BEDZYK has been the Company's Executive Vice President of Operations and Chief Operations Officer since June 1995 and a Director since May 1996. From February 1997 through April 1997 Mr. Bedzyk served as the Company's acting President during Mr. Rowland's medical absence. From 1991 to June 1995, Mr. Bedzyk served as the Company's Operations Manager as well as General Manager of the Minnesota Steakhouse

(a predecessor of the Company). From 1985 through 1990, Mr. Bedzyk was an Operating Partner of a Bonanza Family Restaurant franchisee in St. Louis, Missouri. Mr. Bedzyk has previously been employed by various restaurants, including Ponderosa Steakhouses and Cracker Barrel Restaurants.

                     EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

    ROBERT G. CORNELL, an executive officer of the Company, has served as Chief Financial Officer since February 1995. From October 1991 until February 1995, Mr. Cornell served as Director of Financial Planning and Analysis for Wilsons The Leather Experts, a manufacturer and marketer of leather goods based in Minneapolis, Minnesota.

                          MEETINGS OF THE BOARD OF DIRECTORS

    During the fiscal year ended January 1, 1997, the Board of Directors held four meetings and took action by unanimous written consent on five occasions. None of the members of the Board of Directors proposed for re-election attended less than 75% of the meetings of the Board of Directors and Committees of the Board of Directors held during the period in which they served as a director in the fiscal year ended January 1, 1997.

                         COMMITTEES OF THE BOARD OF DIRECTORS

    AUDIT COMMITTEE. The purpose of the Audit Committee is to recommend the appointment of an auditor for the Company, review the scope of the audit, examine the auditor's reports, make appropriate recommendations to the Board of Directors as a result of such review and examination, and make inquiries into the effectiveness of the financial and accounting functions and controls of the Company. The Audit Committee also addresses conflicts of interest that may arise in transactions between the Company and its officers and directors. The Audit Committee held four meetings during the fiscal year ended January 1, 1997.

    COMPENSATION COMMITTEE. The Compensation Committee is responsible for setting the compensation of the executive officers of the Company. The Compensation Committee held four meetings during the fiscal year ended January 1, 1997.

         REPORTING UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and persons owning more than 10 percent of the Company's outstanding Common Stock are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms filed. Based solely on a review of the copies of such reports and amendments thereto furnished to or obtained by the Company or written representations that no other reports were required, the Company believes that during the fiscal year ended January 1, 1997, the Company's directors, officers and beneficial owners of more than 10 percent of the Company's shares of Common Stock complied with all applicable filing requirements, except that Mr. Rowland did not timely file two reports, Mr. LeJeune did not timely file three reports, one of which related to a transaction which occurred in 1995, Mr. Uphoff did not timely file two reports, Mr. Bedzyk did not timely file two reports and Mr. Cornell did not timely file one report. All such reports have been filed.

                                EXECUTIVE COMPENSATION

    The following table sets forth the compensation earned for services rendered in all capacities to the Company during the Company's fiscal years ended December 28, 1994, January 3, 1996, and January 1, 1997, by Dermot F. Rowland, the Company's Chief Executive Officer. No other executive officer earned compensation in excess of $100,000 in the fiscal year ended January 1, 1997.

                              SUMMARY COMPENSATION TABLE




                                                                                             Long-Term
                                                 Annual Compensation                        Compensation
                            ----------------------------------------------------------  -----------------------
         Name and                           Salary        Bonus       Other Annual       Securities Underlying
    Principal Position       Year             ($)          ($)       Compensation ($)         Options (#)
--------------------------   ------        --------      -------    ------------------  -----------------------

   Dermot F. Rowland,        1996           84,808         --             --                  15,000
   Chief Executive Officer   1995           67,212         --             --                  50,000(1)
                             1994           35,539         --             --                  10,000


-------------------------
(1) Represents 50,000 options previously granted to Mr. Rowland which were repriced from exercise prices of $5.55 and $4.95 per share to an amended exercise price of $2.875 per share.

                          OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information with respect to options to purchase shares of the Company's Common Stock granted during the fiscal year ended January 1, 1997, to the executive officer named in the Summary Compensation Table:




                                            Individual Grants
----------------------------------------------------------------------------------------------------
                        Number of           Percentage of Total
                        Securities          Options Granted to        Exercise
                    Underlying Options      Employees in Fiscal       or Base
                         Granted                   Year                Price          Expiration
    Name                   (#)                     1996              ($/Share)           Date
------------------  --------------------   -----------------------   ------------   ----------------

Dermot F. Rowland        10,000                   16.8%               $3.7125           2/28/01
Dermot F. Rowland         5,000                    8.4%               $3.755           12/10/01



                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR-END OPTION VALUES

    The following table summarizes shares acquired upon exercise of options during the fiscal year ended January 1, 1997 and the value of the unexercised options held by the executive officer named in the Summary Compensation Table as of January 1, 1997:



                                                         Number of Securities
                                                        Underlying Unexercised           Value of Unexercised In-the-
                                                              Options at                   Money Options at Fiscal
                       Shares Acquired     Value           Fiscal Year-End(1)                     Year-End(2)
                         on Exercise      Realized     (Exercisable/Unexercisable)        (Exercisable/Unexercisable)
      Name                   (#)            ($)                  (#)                                 ($)
------------------    ------------------- ----------   ----------------------------      ------------------------------

Dermot F. Rowland            - -            - -            87,050/11,700                           126,431/- -



-------------------------
(1) Does not give effect to an exercise of an option in February 1997 pursuant to which Mr. Rowland acquired 33,750 shares of the Company's Common Stock.
(2) Based on a fiscal year-end of January 1, 1997 and a closing Common Stock trade price of $3.375 per share on December 31, 1996. The value of unexercised in-the-money options is equal to the difference between fair market value of the Common Stock underlying the options at fiscal year-end and the exercise price of the options. Exercisable options refer to those options that are exercisable as of January 1, 1997, while unexercisable options refer to those options that become exercisable at various times thereafter.

                                DIRECTOR COMPENSATION

    The Company pays each non-employee director a fee of $1,000 for each Board of Director meeting attended. The Company does not compensate directors for attendance at meetings of committees of the Board of Directors. The Company annually grants to its non-employee directors 5,000 non-qualified options to purchase shares of the Company's Common Stock, which options are exercisable at a price equal to the fair market value of a share of the Company's Common Stock on the option grant date. During the fiscal year ended January 1, 1997, the Company granted to each of its non-employee directors, Laurence F. LeJeune and John P. Uphoff, options to purchase 2,500 shares of Common Stock at an exercise price of $3.375 per share and 2,500 shares of Common Stock at an exercise price of $4.00 per share, the respective closing bid prices of the Company's Common Stock on the date of such grants. The Company also provides meal cards to non-employee directors for use at the Company's restaurants. The Company does not compensate employee directors for services as directors.

                                 INDEPENDENT AUDITORS

                                   (PROPOSAL NO. 3)

    The Board of Directors has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1997 and to perform other accounting services. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting of Shareholders and entitled to vote is required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                PRINCIPAL SHAREHOLDERS

    Shareholders of record as of the close of business on April 1, 1997 were entitled to receive notice of and to vote at the Annual Meeting of Shareholders. As of the record date there were outstanding and entitled to be voted at the meeting, 3,607,581 shares of Common Stock, each share being entitled to one vote.

SHARE OWNERSHIP OF MANAGEMENT

    The following sets forth certain information as of the record date with respect to shares of Common Stock beneficially owned by each executive officer of the Company named in the Summary Compensation Table, each director of the Company and by all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.



                                              Number of Common                 Percentage of
                                             Shares Beneficially            Outstanding Common
Name and Address of Beneficial Owner              Owned(1)                        Shares(7)
------------------------------------        ---------------------          --------------------

    Dermot F. Rowland                            683,002(2)                         18.7%
    4021 Vernon Avenue South
    St. Louis Park, Minnesota 55416

    Laurence F. LeJeune
    8989 Wayzata Boulevard
    Minneapolis, Minnesota 55426                 137,300(3)                          3.8%

    John P. Uphoff                                10,800(4)                            *
    P.O. Box 6611
    Incline Village, Nevada 89450

    Peter S. Bedzyk                               31,800(5)                            *
    4021 Vernon Avenue South
    St. Louis Park, Minnesota 55416

    All directors and executive officers         870,802(6)                         23.3%
    as a group (5 persons)




-------------------------
* less than one percent
(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of April 1, 1997, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent of the class owned by the group.
(2) Includes options to purchase up to 53,300 shares of Common Stock and 6,250 shares of Common Stock owned by Mr. Rowland's spouse.
(3) Includes options  to purchase up to 25,800 shares of Common Stock.
(4) Includes options to purchase up to 5,800 shares of Common Stock.
(5) Includes options to purchase up to 28,300 shares of Common Stock and 1,000 shares held of record by Mr. Bedzyk under the Company's 401(k) Plan.
(6) Includes options to purchase up to 133,300 shares of Common Stock.
(7) The percentage of outstanding shares of Common Stock shown in the table above is calculated based on 3,607,581 shares outstanding as of the close of business on the record date and assumes that in each case the person or the group exercised his or its outstanding options which have vested or will vest within 60 days of April 1, 1997.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNER

    The following table sets forth certain information as of the record date with respect to the shares of Common Stock beneficially owned by all persons known by the Company to be the owner of more than 5% of the Company's outstanding Common Stock.




                                            Number of Common
                                          Shares Beneficially             Percentage of
Name and Address of Beneficial Owner              Owned                Outstanding Shares(1)
------------------------------------    -----------------------      -------------------------

    Heartland Advisors, Inc.                    898,500(2)                     24.9%
    790 North Milwaukee Street
    Milwaukee, Wisconsin 53202




-------------------------
(1) The percentage of outstanding shares of Common Stock shown in the table above is calculated based upon 3,607,581 shares outstanding as of the close of business on April 1, 1997.
(2) Shares are held of record in various investment advisory accounts of Heartland Advisors, Inc. ("Heartland"), including 300,000 shares held by Heartland Value Fund. Heartland has sole voting and investment power over 713,500 shares. Heartland has sole investment but no voting power over 185,000 shares.


                         SUBMISSION OF SHAREHOLDER PROPOSALS

    The rules of the Securities and Exchange Commission permit shareholders of the Company, after notice to the Company, to present proposals for shareholder action in the Company's Proxy Statement if such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. Proposals that shareholders may wish to present at the next Annual Meeting of Shareholders in 1998 must be received by the Company prior to January 8, 1998 to be included in the Proxy Statement and Proxy Card relating to that meeting.

                                   OTHER PROPOSALS

    The Board of Directors of the Company does not intend to present any business at the meeting other than matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting. If, however, any other matters should properly come before the meeting, it is the intention of the persons named in the Proxy Card to vote the shares represented thereby in accordance with their best judgment upon such matters.

                          COSTS AND METHOD OF SOLICITATIONS

    The Company will bear all expenses incurred in connection with the solicitation of proxies for the Annual Meeting of Shareholders. Solicitations of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy Card, Proxy Statement and Annual Report to shareholders of record as of the close of business on April 1, 1997. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy Card, Proxy Statement and Annual Report. In certain instances, officers of the Company may make special solicitations of proxies either in person or by telephone. Expenses incurred in connection with special solicitations are expected to be nominal.

    It is important that your shares are represented and voted at the Annual Meeting of Shareholders, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible. Thank you.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Dermot F. Rowland

Date:  April 18, 1997             Dermot F. Rowland,
                                  SECRETARY

                         TIMBER LODGE STEAKHOUSE, INC.                     PROXY
                            4021 VERNON AVENUE SOUTH
                        ST. LOUIS PARK, MINNESOTA 55416

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Dermot F. Rowland and Peter S. Bedzyk, and each of them, with full power of substitution, proxies to represent and vote, as designated below, all of the shares of the Common Stock of Timber Lodge Steakhouse, Inc., registered in the name of the undersigned at the close of business on April 1, 1997, with the powers the undersigned would possess if personally present at the Annual Meeting of the Shareholders to be held at Timber Lodge Steakhouse, 5500 Excelsior Boulevard, St. Louis Park, Minnesota, at 10:00 a.m. on May 21, 1997, and at any adjournment thereof, hereby revoking any proxy or proxies previously given.

1.   Proposal to set the number of directors at four:
     / / FOR      / / AGAINST      / / ABSTAIN
2.   ELECTION OF   FOR all nominees listed below / /    WITHHOLD AUTHORITY / /
     DIRECTORS:    (EXCEPT AS MARKED TO THE CONTRARY    TO VOTE FOR ALL NOMINEES
                   BELOW)                               LISTED BELOW
      (To WITHHOLD authority to vote for any individual nominee mark the space next to the nominee's name below)
     / / Dermot F. Rowland      / / Laurence F. LeJeune      / / John P.
     Uphoff      / / Peter S. Bedzyk
3. Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.
     / / FOR      / / AGAINST      / / ABSTAIN
4. In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment.

        (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

                                         Dated ___________________________, 1997

                                         _______________________________________
                                         (Signature)

                                         _______________________________________
                                         (Second signature)

                                         PLEASE DATE AND SIGN ABOVE exactly as
                                         your name appears at left, indicating
                                         where appropriate, official position or
                                         representative capacity.